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                                                                   EXHIBIT 10.2

                      PUBLIC ONLINE COMMUNICATIONS CORPORATION

                  SERIES A PREFERRED STOCK SUBSCRIPTION AGREEMENT


Public Online Communications Corporation
6620 Convoy Court
San Diego, California 92111
Attention:    Michael C. Pousti

Gentlemen:

       1. SUBSCRIPTION. The undersigned (the "undersigned" or the "Purchaser"), intending to be legally bound, hereby irrevocably purchases from Public Online Communications Corporation, a California corporation (the "Company") the number of shares of Series A Preferred Stock, no par value, of the Company, set forth on the signature page hereof (the "Shares"), at a purchase price of Four Dollars and Twelve Cents ($4.12) per Share (the "Purchase Price"). This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, and will be binding upon acceptance by the Company, which acceptance may be denied or delayed for any reason. The Purchaser acknowledges that it is purchasing the Shares without being offered or furnished any offering literature or prospectus However, to the extent the undersigned has had any questions about the Company, the undersigned acknowledges that it has had the opportunity to discuss the affairs of the Company with Company management, that it has received the information requested from the Company and that the information received from the Company is sufficient and complete supplementary information on which it is relying to consummate the purchase of the Shares. In addition, the undersigned acknowledges that he has received and reviewed carefully a copy of the Company's confidential business plan and the Company's Amended and Restated Articles of Incorporation.

       2. SUBSCRIPTION AND PAYMENT. As payment in full for the Shares being purchased by it under this Agreement, the undersigned shall return to the Company for cancellation, that certain convertible promissory note of the Company dated October 7, 1996 and in the amount of $375,000 and that certain convertible promissory note of the Company dated December 20, 1996 and in the amount of $125,000 held by tile Purchaser (collectively the Convertible Promissory Notes) and the accrued interest thereon. Upon receipt of the Convertible Promissory Notes, the Company shall issue and deliver to the undersigned a stock certificate or certificates, registered in tile name of the undersigned, representing the Shares being purchased.

       3. ACCEPTANCE OF SUBSCRIPTION. The undersigned understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Shares, in whole or in part. Tile Company shall have no obligation hereunder until the Company shall execute and deliver to the undersigned an executed copy of this Subscription Agreement. This Subscription Agreement shall continue in full force and effect to the extent this subscription was accepted.

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       4.     REPRESENTATIONS AND WARRANTIES.  The undersigned hereby
acknowledges, represents, warrants and agrees as follows:

              a. None of the Shares are registered under the Securities Act of 1933 (as amended, the "Securities Act") or any state securities laws. The undersigned understands that the sale of the Shares is intended to be exempt from registration under Section 4(2) of the Securities Act and/or the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements contained in this Subscription Agreement;

              b. Neither the Securities and Exchange Commission nor any state securities commission has approved any of the Shares or passed upon or endorsed the merits of this transaction;

              c. The undersigned acknowledges that all documents, records and books pertaining to the investment in the Shares have been made available for inspection by it, its attorney, accountant, purchaser representative and tax advisor (collectively, the "Advisors") and that the undersigned has carefully reviewed and understands the information contained therein;

              d. The undersigned and the Advisors have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offer and sale of the Shares and all such questions have been answered to the full satisfaction of the undersigned and its Advisors;

              e. In evaluating the suitability of an investment in the Company, the undersigned has not relied upon any representation or other information (oral or written) other than as contained in documents or answers to questions so furnished to the undersigned or its Advisors by the Company;

              f      The undersigned, together with the Advisors, have such
knowledge and experience in financial, tax and business matters so as to enable each of them to utilize the information made available to each of them in connection with the purchase of the Shares to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto;

              g. The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the undersigned has relied on the advice, or has consulted with, only its own Advisors;

              h. The undersigned is acquiring the Shares solely for its own account for investment and not with a view to resale or distribution,

              i. The undersigned must bear the economic risk of the investment indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available. Legends shall be placed on the Shares to the effect that


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

they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereon will be made in the Company's stock books;

              j. The undersigned has adequate means of providing for the undersigned's current needs and foreseeable contingencies and has no need for the undersigned's investment in the Shares to be liquid;

              k. The undersigned is aware that an investment in the Shares involves a number of very significant risks and, in particular, acknowledges that the Company is in the development stage. The undersigned understands that the risks associated with an investment in the Shares could result in, and the undersigned can sustain, a complete loss of its investment;

              1. The undersigned meets the requirements of at least one of the suitability standards for an "accredited investor" as set forth on the page hereof entitled "Accredited Investor Certification";

              m. The undersigned represents that it has full power and authority to execute and deliver this Subscription Agreement and all other related agreements and certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, and this Subscription Agreement is a legal, valid and binding obligation of the undersigned. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the undersigned is a party or by which it is bound;

              n. The undersigned represents to the Company that the information contained herein is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws. The undersigned further represents and warrants that it will notify the Company immediately upon the occurrence of any material change to the information contained herein occurring prior to the Company's issuance of the Shares;

              o. The undersigned is unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Shares.

       5. COMPLIANCE WITH REGULATION D AND APPLICABLE STATE SECURITIES LAWS The undersigned understands and agrees that the following restrictions and limitations are applicable to its purchase of the Shares and any resales, mortgages, pledges, hypothecations, or other transfers thereof, pursuant to Regulation D under the Securities Act and applicable state securities laws:

              a. The undersigned agrees that the Shares may not be sold, mortgaged, pledged, hypothecated or otherwise transferred unless the Shares are registered under the Securities Act and applicable state securities laws or are exempt from registration thereunder.


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              b.     A legend in substantially the following form will be placed on the certificate(s) evidencing the Shares:

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT, AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

              c. FOR CALIFORNIA RESIDENTS ONLY: THE SALE OF THE SECURITIES THAT IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS SUBSCRIPTION AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION THEREFROM BEING AVAILABLE.

       6. IRREVOCABILITY, BINDING EFFECT. The undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, except as required by applicable law, and that this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives, and permitted assigns.

       7.     REGISTRATION.

              a.     DEFINITIONS.  As used in this Section 7:

                     i. The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement;

                     ii. The term "Registrable Securities" means: (i) any Common Stock of the Company issued or to be issued pursuant to conversion of the Shares issued hereunder, and (ii) any other Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares or the shares of Common Stock of the Company issued pursuant to conversion of the Shares;

                     iii. The term "Holder" means any holder of outstanding Registrable Securities who acquired such Registrable Securities in a transaction or series of transactions not involving any registered public offering;


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              b.     COMPANY REGISTRATION.

                     i. NOTICE OF REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders (other than a registration relating solely to employee stock option or purchase plans or relating solely to an SEC Rule 145 transaction or to debt securities) the Company will:

                            (A) promptly give to each Holder written notice thereof; and

                            (B)    include in such registration (and any related
qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, received within twenty (20) days after such written notice from the Company, by any Holder or Holders, except as set forth in
Section 7(b)(ii) below.

                     ii. UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 7(b)(i)(A). In such event the right of any Holder to registration pursuant to Section 7(b) shall be conditioned upon the inclusion of such Holder's Registrable Securities in the underwriting. All Holders proposing to distribute their securities shall (together with the Company and other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 7(b), if the underwriter determines that marketing factors require a limitation of the number of Registrable Securities to be included in the registration on a pro rata basis based on the total number of the Registrable Securities held by the Holders and based on the total number of securities (other than Registrable Securities) entitled to registration held by other persons or organizations selling securities pursuant to registration rights granted them by the Company, provided that no such reduction shall be made with respect to securities being offered by holders of securities who have requested the Company to register such securities pursuant to a mandatory registration obligation of the Company similar to the one contained in Section 7(b) hereof ("Other Shareholder Demand Offering"), and provided further that if such offering is other than the first registered offering of the Company's securities to the public or is not an Other Shareholder Demand Offering, the underwriter may not limit the Registrable Securities to be included in such offering to less than 30% of the securities included therein (based on aggregate market values). The Company shall advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant herto of any such limitations, and the number of shares of Registrable Securities that may be included in the registration. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting shall not be transferred prior to 90 days after the effective date of the registration statement for such underwriting, or such shorter period as the underwriter may require.


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              c.     EXPENSES OF REGISTRATION.  All expenses incurred in
connection with any registration, qualification or compliance pursuant to this
Section 7, including all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits incidental to such registration, shall be borne by the Company; provided, however, the Company shall not be required to pay underwriters' discounts, commissions, or stock transfer taxes relating to Registrable Securities or the fees of any counsel retained by the Holders.

              d. REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to Section 7, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                     i. keep such registration, qualification or compliance pursuant to Section 7(b), effective for a period of three months or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

                     ii. furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

              e.     INDEMNIFICATION.

                     i. The Company will indemnify each Holder of Registrable Securities, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Section 7 and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other documents (including any related registration, statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of tile Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, cost, expense, or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by any Holder or underwriter and stated to be specifically fo use therein.


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                     ii.    Each Holder will, if Registrable Securities held by
or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers who sign such registration statement, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other Holder, each of such other Holder's officers and directors and each person controlling such other Holder, against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other documents (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders, such directors, officers, persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omision (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or the amended prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act; and provided further, the total amount for which any Holder shall be liable under this Section 7(d) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

                     iii.   Each party entitled to indemnification under this
Section 7(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a


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release from any liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Indemnified Party or controlling person, which firm shall be designated in writing by the Indemnified Party to the Indemnifying Party.

              f. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 7.

              g. SALE WITHOUT REGISTRATION. If at the time of any transfer (other than a transfer not involving a change in beneficial ownership) of any Shares or Registrable Securities, such Shares or Registrable Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer, that the Holder or transferee furnish to the Company (i) such information as is necessary in order to establish that such transfer may be made without registration under the Securities Act; and (ii) at the expense of the Holder or transferee, an opinion by legal counsel designated by such Holder or transferee and satisfactory to the Company, satisfactory in form and substance to the Company, to the effect that such transfer may be made without registration under such Act; provided that nothing contained in this Section 7 shall relieve the Company from complying with any request for registration, qualification or compliance made pursuant to the other provisions of this
Section 7.

              h. RULE 144 REPORTING. With a view to making available to the Purchasers the benefits of certain rules and regulations of the U.S. Securities and Exchange Commission ("SEC") which may permit the sale of the Shares or Registrable Securities to the public without registration, the Company agrees to:

                     i. make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration filed by the Company which involves a sales of securities of the Company to the general public;

                     ii. file with the SEC in a timely manner all reports and other documents required by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"); and


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                     iii.   furnish to Purchasers so long as Purchasers own any
Shares or Registrable Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements of said Rule I 44 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company) and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing Purchasers of any rule or regulation of the SEC permitting the selling of any such securities without registration.

              i. TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted by the Company under Section 7(b), may be assigned by any Purchaser to a transferee or assignee who acquires at least twenty percent (20%) of the Shares acquired pursuant to the terms of this Subscription Agreement, or an equivalent amount of Registrable Securities issued upon conversion thereof (adjusted for any dividends, subdivisions, combinations or reclassifications with respect to such shares), provided that such transfer may otherwise be effected in accordance with applicable securities laws and provided further that the Company is given written notice by such Purchaser at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying, the securities with respect to which such registration rights are being assigned.

              j. "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company (such period shall not exceed one hundred eighty (180) days), following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that such agreement shall not be required unless all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to a Subscription Agreement) or purchasing common stock of the Company enter into similar agreements.

              In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

              k. EXPIRATION OF RIGHTS. All registration rights shall expire and not apply to any Holder upon the earlier of the date seven (7) years from the date of acceptance by the Company of this Subscription Agreement or the date such Holder is eligible to sell in a three- month period pursuant to SEC Rule 144 all Registrable Securities held by such Holder.

       8. MODIFICATION. This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.


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       9.     AUDITED FINANCIAL STATEMENTS.  For so long as the Purchaser holds any of the Shares, as soon as practicable after the end of each fiscal year of the Company; and in any event within one hundred twenty (120) days thereafter, the Company shall furnish to the Purchaser a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income, shareholders' equity and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and with an a audit opinion thereon from independent public accountants of recognized national standing selected by the Company.

       10. NOTICES. A notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

       11. ASSIGNABILITY. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the undersigned, except to an affiliate of the undersigned who qualifies as an "accredited investor," and the undersigned further agrees that the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

       12. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to its conflicts of laws principles.

       13. BLUE SKY QUALIFICATION. The undersigned's right to purchase the Shares under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

       14. CONFIDENTIALITY. The undersigned acknowledges and agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The undersigned agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

       15.    Miscellaneous.

              a. This Agreement constitutes the entire agreement between the undersigned and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

              b. The undersigned's representations and warranties made in this Agreement shall survive the execution and delivery hereof and of the Shares.

              c. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

              d. All pronouns and any variations thereof used herein shall be deemed to be to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

              e. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

              f. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining portions of this Agreement.

              g. Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.


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

                         ACCREDITED INVESTOR CERTIFICATION
                          (Check the appropriate box(es))

_____                i.     I am a natural person who had individual Income of
              more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year;

_____                ii.    I am a natural person whose individual net worth, or
              joint net worth with my spouse, will at the time of purchase of the Shares be in excess of $1,000,000;

_____                iii.   The undersigned is an institutional investor
              satisfying the requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the Securities Act;

_____                iv.    The undersigned is a trust, which trust has total
              assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Shares offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of an investment in the Shares;

_____                v.     I am a director or executive officer of the Company;
              or


_____                vi.    The undersigned is an entity (other than a trust) in
              which all of the equity owners meet the requirements of at least one of the above subparagraphs.


IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this __ day of __________________, 1997.

Shares subscribed for:

133,678              x      $4.12         =      $550,753.36
(Shares being                (Share Price)       Subscription Price
  purchased)


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

If the purchaser is an INDIVIDUAL, and if purchased INDIVIDUALLY, as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

------------------------------------      -------------------------------------
Print Name(s)                             Social Security Number(s)


------------------------------------      -------------------------------------
Signature(s) of Purchaser(s)


------------------------------------      -------------------------------------
Date
                                          -------------------------------------
                                          Address



If the purchaser is a PARTNERSHIP, CORPORATION, or TRUST:

       -----------------------------      -------------------------------------
       Name of Partnership                Federal Taxpayer Identification Number
       Corporation or Trust

------------------------------------
Date

By:
   ---------------------------------      -------------------------------------
                                          State of Organization
Name:
     ---------------------------

Title:
      --------------------------          ----------------------------

                                          ----------------------------

AGREEMENT ACCEPTED AND AGREED
this __ day of __________, 1997.

PUBLIC ONLINE COMMUNICATIONS CORPORATION


By
  -----------------------------------------------
       Michael C. Pousti, President


                                       13